UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2019

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada	1-15226	98-0355077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

Shareholder Rights Plan

At the 2019 Annual Meeting of Shareholders held on April 30, 2019 (the “Annual Meeting”), the shareholders of Encana Corporation (the “Corporation”) approved the amendment and reconfirmation of the Amended and Restated Shareholder Rights Plan Agreement, dated as of April 30, 2019, between the Corporation and AST Trust Company (Canada) (“AST”), as rights agent (the “Rights Plan”). AST also acts as registrar and transfer agent for the Corporation.

The Rights Plan, as approved at the Annual Meeting, reflects the following amendments:

•

amending the definition of “Acting Jointly or in Concert” to remove the reference in such definition to a similar definition found in Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids (“MI 62-104”);

•

replacing all remaining references to MI 62-104 with references to National Instrument 62-104 – Take-Over Bids and Issuer Bids (“NI 62-104”), which replaced MI 62-104 upon the adoption of a harmonized take-over bid regime for all Canadian jurisdictions in 2016;

•

amending the definition of “Competing Permitted Bid” to clarify that common shares tendered pursuant to such a bid cannot be taken up until the close of business on the later of (i) the earliest date on which common shares may be taken up under any other Permitted Bid (as defined in the Rights Plan) or Competing Permitted Bid then in existence; and (ii) the last day of the minimum initial deposit period prescribed for such a bid by NI 62-104; and

•	certain additional conforming, technical and administrative amendments to correct typographical errors and ensure consistency and clarity among provisions.

The above description is intended as a summary of the amendments to the Rights Plan only and is qualified in its entirety by reference to the full text of the Rights Plan, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the proposals listed below were submitted to a vote of the shareholders. At the Annual Meeting, each of the proposals was approved by the shareholders pursuant to the voting results set forth below.

1. Election of Directors

The following individuals were elected to the Board:

Name of Nominee	Votes For	Percent	Votes Withheld	Percent	Broker Non-Votes
Peter A. Dea	987,809,495	96.82	32,421,184	3.18	104,322,357
Fred J. Fowler	981,020,420	96.16	39,210,259	3.84	104,322,357
Howard J. Mayson	987,986,202	96.84	32,244,477	3.16	104,322,357
Lee A. McIntire	982,258,886	96.28	37,971,793	3.72	104,322,357
Margaret A. McKenzie	983,158,333	96.37	37,073,346	3.63	104,321,357
Steven W. Nance	1,010,884,091	99.08	9,346,588	0.92	104,322,357
Suzanne P. Nimocks	950,547,292	93.17	69,683,387	6.83	104,322,357
Thomas G. Ricks	1,004,130,631	98.42	16,100,048	1.58	104,322,357
Brian G. Shaw	1,009,757,781	98.97	10,472,898	1.03	104,322,357
Douglas J. Suttles	1,009,880,832	98.99	10,349,847	1.01	104,322,357
Bruce G. Waterman	961,011,343	94.20	59,219,336	5.80	104,322,357
Clayton H. Woitas	944,409,976	92.57	75,820,703	7.43	104,322,357

2. Appoint PricewaterhouseCoopers LLP as Independent Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as the Corporation’s independent auditors until the close of the Corporation’s next annual meeting of shareholders, as set forth below:

Votes For	Percent	Votes Withheld	Percent	Broker Non-Votes
1,083,570,678	96.36	40,982,358	3.64	n/a

3. Amend and Reconfirm the Corporation’s Shareholder Rights Plan

The shareholders approved the amendment and reconfirmation of the Rights Plan, as described in more detail in Item 1.01 of this Current Report on Form 8-K, as set forth below:

Votes For	Percent	Votes Against	Percent	Broker Non-Votes
982,023,232	96.25	38,207,666	3.75	104,322,138

4. Approve the Omnibus Incentive Plan

The shareholders approved the Omnibus Incentive Plan, as disclosed in the Proxy Statement, as set forth below:

Votes For	Percent	Votes Against	Percent	Broker Non-Votes
944,255,678	92.55	75,974,079	7.45	104,323,279

5. Advisory Vote to Approve Compensation of Named Executive Officers

The shareholders approved, on a non-binding advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Proxy Statement, as set forth below:

Votes For	Percent	Votes Against	Percent	Broker Non-Votes
622,702,725	61.04	397,527,167	38.96	104,323,144

ITEM 8.01 Other Events.

On April 30, 2019, the Corporation issued a news release announcing the election of directors voting results from the Annual Meeting. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 4.1	Amended and Restated Shareholder Rights Plan Agreement, dated as of April 30, 2019, between Encana Corporation and AST Trust Company (Canada), as rights agent

Exhibit 99.1	News Release dated April 30, 2019

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 4.1	Amended and Restated Shareholder Rights Plan Agreement, dated as of April 30, 2019, between Encana Corporation and AST Trust Company (Canada), as rights agent

Exhibit 99.1	News Release dated April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2019

ENCANA CORPORATION (Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary